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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              Brazos Mutual Funds
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               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                              BRAZOS MUTUAL FUNDS
                      John McStay Investment Counsel, L.P.
                                5949 Sherry Lane
                                   Suite 1600
                              Dallas, Texas 75225

                        Special Meeting of Shareholders
                                 June 25, 1999

To the Shareholders of
     Brazos Real Estate Securities Portfolio
     Brazos Micro Cap Growth Portfolio:

        Although you previously received a proxy statement and proxy card for the Special Meeting of Shareholders of Brazos Mutual Funds ("Meeting"), printing errors on those cards require that we confirm your vote.

        Since the Meeting will be held soon, we request that you cast your vote immediately by calling our proxy solicitor at the number listed on the proxy card or via the website listed on the proxy card.

        You may of course, vote by completing the information requested on the card and returning it by mail.

        If you have cast a vote already and we do not hear from you, your original vote will stand.


                                                BRAZOS MUTUAL FUNDS



                                                DAN L. HOCKENBROUGH
                                                President